Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-A

KEY PERFORMANCE FACTORS
June 30, 1999



        Expected B Maturity                                        3/17/03


        Blended Coupon                                              5.2255%



        Excess Protection Level
          3 Month Average  5.94%
          June, 1999  5.14%
          May, 1999  7.60%
          April, 1999  5.09%


        Cash Yield                                  17.44%


        Investor Charge Offs                        5.06%


        Base Rate                                   7.23%


        Over 30 Day Delinquency                     4.82%


        Seller's Interest                           11.01%


        Total Payment Rate                          13.71%


        Total Principal Balance                     $44,380,968,357.42


        Investor Participation Amount               $700,000,000.00


        Seller Participation Amount                 $4,888,448,838.93